THE SELECT SECTOR SPDR® TRUST

The Industrial Select Sector SPDR Fund

Supplement dated March 17, 2023 to the Prospectus and Summary Prospectus, each dated January 31,

2023, as may be supplemented from time to time

Effective after the close of business on March 17, 2023, the third paragraph in “The Fund’s Principal Investment Strategy” section beginning on page 50 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the paragraph below. These updates are in connection with changes to the Global Industry Classification Standard (GICS) structure, also effective after the close of business on March 17, 2023.

The Index includes companies that have been identified as Industrial companies by the Global Industry Classification Standard (GICS®), including securities of companies from the following industries: aerospace and defense; industrial conglomerates; marine transportation; transportation infrastructure; machinery; ground transportation; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; passenger airlines; and building products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent of the S&P 500 Index; and (2) the Index is calculated by S&P Dow Jones Indices LLC (“S&P DJI”) based on a proprietary “modified market capitalization” methodology which means that modifications may be made to the market capitalization weights of single stock concentrations in order to conform to the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “IRC”). As of March 20, 2023, the Index is composed of 73 stocks.

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